<u>AMENDMENT No. 1 TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT</u>

This Amendment No. 1 to the Amended and Restated Employment Agreement (this "**Agreement**") is effective as of the date last signed below and is entered into by and between Daniel Solomita ("**Executive**"), Loop Industries, Inc., a Nevada corporation ("**Loop**") (formerly known as First American Group, Inc.), and Loop Canada Inc., a corporation duly formed and existing under the laws of Canada and a wholly-owned subsidiary of Loop ("**Loop Canada**" and together with Loop and any parent, subsidiary or affiliate of Loop, "**Loop Group**")

<u>RECITALS</u>

WHEREAS, Executive previously entered into an Employment Agreement with Loop dated June 29, 2015 (the "**Prior Agreement**");

WHEREAS, the Prior Agreement was amended effective July 13, 2018 (the "**Restated Agreement**");

WHEREAS, at the time of the Restated Agreement, Loop Group had ceased developing its GEN I technology process, which yielded terephthalate ("**PTA**") and monoethylene glycol ("**MEG**"), two common monomers of PET, and shifted to the production of dimethyl terephthalate ("**DMT**"), another proven monomer of PET along with MEG;

WHEREAS, Exhibit A to the Restated Agreement was not updated to reflect the shift in Loop Group's business from the production of PTA to the production of DMT;

WHEREAS, Loop Group and Executive wish to hereby amend the Restated Agreement to revise Exhibit A set forth therein, for good and sufficient consideration as described in this Agreement;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, Loop Group and Executive agree as follows:

1. Capitalized words used herein and not otherwise defined shall have the meanings ascribed thereto in the Restated Agreement.

2. Exhibit A of the Restated Agreement is hereby deleted in its entirety and replaced by attached "Exhibit A (REVISED)".

3. All other terms and conditions of the Restated Agreement shall remain in force and unchanged.

4. This Agreement shall bind and inure to the benefit of the parties and their respective heirs and successors and shall not be assigned by either party. Any assignment or transfer of this Agreement in violation of the foregoing shall be null and void.

5. This Agreement, together with the Restated Agreement contains the entire agreement between the parties with respect to the subject matter hereof.

6. No provision of this Agreement may be amended or otherwise modified except by a writing signed by the parties to this Agreement.

7. The Parties may execute this Agreement in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same agreement. This Agreement may be delivered by facsimile transmission (including via email), and facsimile copies of executed signature pages (including PDF copies) shall be binding as originals.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last written.

LOOP INDUSTRIES, INC.

By: *(s) Andrew Lapham*
Name: Andrew Lapham
Title: Director

Date: April 30, 2020

By: *(s) Nelson Gentiletti*
Name: Nelson Gentiletti
Title: COO and CFO

Date: April 30, 2020

LOOP CANADA INC.

By: *(s) Nelson Gentiletti*
Name: Nelson Gentiletti
Title: COO and CFO

Date: April 30, 2020

DANIEL SOLOMITA:

By: *(s) Daniel Solomita*
Daniel Solomita

Date: April 30, 2020

EXHIBIT A (REVISED)

Pursuant to Section 3.3 of the Amended and Restated Employment Agreement by and between Loop Industries, Inc., a Nevada corporation ("**Loop**") (formerly known as First American Group, Inc.), and Loop Canada Inc., a corporation duly formed and existing under the laws of Canada and a wholly-owned subsidiary of Loop ("**Loop Canada**" and together with Loop and any parent, subsidiary or affiliate of Loop, "**Loop Group**"), and Daniel Solomita, Loop shall grant a bonus grant of the RSUs to Mr. Solomita as follows:

(i) **Milestone One:** 1,000,000 shares of common stock shall be issued to Mr. Solomita when Loop's securities are listed an exchange or the OTCQX tier of the OTCMarkets;

(ii) **Milestone Two:** 1,000,000 shares of common stock shall be issued to Mr. Solomita when Loop executes a contract for a minimum quantity of 25,000 M/T of DMT/MEG or PET;

(iii) **Milestone Three:** 1,000,000 shares of common stock shall be issued to Mr. Solomita when Loop's first full-scale production facility is in commercial operation; and

(iv) **Milestone Four:** 1,000,000 shares of common stock shall be issued to Mr. Solomita when Loop's second full-scale production facility is in commercial operation.

The term "commercial operation" means a full-scale production facility of Loop produces 10 M/T per hour of DMT and MEG combined, for a term of not less than six (6) months.